SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2015

Your Community Bankshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Indiana (State or Other Jurisdiction of Incorporation)	0-25766 (Commission File Number)	35-1938254 (IRS Employer Identification No.)

101 West Spring Street, New Albany, Indiana 47150

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code (812) 944-2224

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2015, Your Community Bankshares, Inc. issued a press release reporting the results of operations for the three and nine months ended September 30, 2015.  A copy of the press release is attached as Exhibit 99.1 to this 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

EXHIBIT NO.

99.1 Your Community Bankshares, Inc. Press Release dated November 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUR COMMUNITY BANKSHARES, INC.

Date: November 9, 2015	By:	/s/ Paul A. Chrisco
	Name:	Paul A. Chrisco
	Title:	Chief Financial Officer